UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 30, 2021

Thorne HealthTech, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40826	27-2877253
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

152 W. 57th Street, New York, NY 10019

(Address of Principal Executive Offices) (Zip Code)

(929) 251-6321

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	THRN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Awards to Named Executive Officers (NEOs)

On November 30, 2021, the Board of Directors of Thorne HealthTech, Inc. (the “Company”) approved grants of RSUs to certain of its directors, executive officers, and employees, including the named executive officers as follows: Paul Jacobson, Chief Executive Officer – 450,000 RSUs; Will McCamy, President – 200,000 RSUs, and Thomas McKenna, Chief Operating Officer – 300,000 RSUs. The RSU grants (i) are for common stock of the Company, (ii) vest in four equal annual amounts starting on the first anniversary of the date of grant, and (iii) were granted under the Company’s 2021 Equity Incentive Plan (the “2021 Plan”), which was filed as Exhibit 10.4 to the Company’s Registration Statement on Form S-1, filed on September 13, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THORNE HEALTHTECH, INC.

By:	/s/ Scott S. Wheeler
Name:	Scott S. Wheeler
Title:	Chief Financial Officer

Date: December 3, 2021